Chembio to Host Conference Call to Discuss 2009 Financial Results

Conference Call Scheduled for Friday, March 5th
at 10:30 a.m. Eastern Time

MEDFORD, NY, February 23, 2010 -- Chembio Diagnostics, Inc. (OTCBB: CEMI), which develops, manufactures, markets and licenses point of care diagnostic tests, announced today that the Company will release financial results for 2009, before the open of the market on Friday, March 5, 2010. The Company’s 10-K and earnings press release will be available immediately after 9:00 a.m. on our web site on page: http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=121584&eventID=155419.

Lawrence A. Siebert, Chembio's president and chief executive officer, will host an investment community conference call beginning at 10:30 a.m. Eastern Time on Friday, March 5, 2010, to discuss these results and to answer questions. He will be joined by Richard Larkin, Chembio's chief financial officer.

To participate on the conference call, please dial (877) 407-8214 from the U.S. or (201) 689-7832 from outside the U.S. In addition, following the completion of the call, a telephone replay will be accessible until March 12, 2010 at 11:59 p.m. Eastern Time by dialing (877) 660-6853 from the U.S. or (201) 612-7415 from outside the U.S. and entering reservation account number 286 and conference ID #: 345178.  The conference call may also be accessed via the internet at http://www.investorcalendar.com/IC/CEPage.asp?ID=155419.  An archive of the webcast will be available for 90 days on the Company's website at www.chembio.com.

Those interested in listening to the conference call live via the Internet may do so by visiting the Investor Relations section of Chembio's website at www.chembio.com. To listen to the live call, please go to the website 15 minutes prior to its start to register, download, and install the necessary audio software. A replay will be available on the website for a limited time.

About Chembio Diagnostics

Chembio Diagnostics, Inc. develops, manufactures, licenses and markets proprietary rapid diagnostic tests in the growing $5 billion point-of-care testing market. Chembio’s two FDA PMA-approved, CLIA-waived, rapid HIV tests are marketed in the U.S. by Inverness Medical Innovations, Inc. Chembio markets its HIV STAT-PAK® line of rapid HIV tests internationally to government and donor-funded programs directly and through distributors.  Chembio has developed a patented point-of-care test platform technology, the Dual Path Platform (DPP®) technology, which has significant advantages over lateral-flow technologies.  This technology is providing Chembio with a significant pipeline of business opportunities for the development and manufacture of new products based on DPP®. Headquartered in Medford, NY, with approximately 100 employees, Chembio is licensed by the U.S. Food and Drug Administration (FDA) as well as the U. S. Department of Agriculture (USDA), and is certified for the global market under the International Standards Organization (ISO) directive 13.485.

Forward-Looking Statements

Statements contained herein that are not historical facts may be forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Forward-looking statements include statements regarding the intent, belief or current expectations of the Company and its management.  Such statements are estimates only, as the Company has not completed the preparation of its financial statements for those periods, nor has its auditor completed a review or audit of those results.  Actual revenue may differ materially from those anticipated in this press release.  Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties.  Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to Chembio's ability to obtain additional financing, to obtain regulatory approvals in a timely manner and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events.  Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Contacts:
Company: Susan Norcott 631-924-1135 x125 or snorcott@chembio.com

Investor & Public Relations
The Investor Relations Group
James Carbonara 212-725-3210 or jcarbonara@investorrelationsgroup.com